UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 9, 2006

(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: 804-697-1000

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Chesapeake Corporation (“Chesapeake”) has released information to be provided at a meeting held on August 9, 2006 with potential lenders regarding the refinancing of the Company’s senior revolving credit facility. The presentation includes information on Chesapeake’s business, its business strategy, markets, financial highlights, and other business information. The slide package used by Chesapeake executives at the meeting is furnished herewith as Exhibit 99.1. The information in the presentation includes financial results through July 2, 2006, and Chesapeake does not assume any obligation to update such information in the future.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Slide presentation presented to potential lenders at meeting held on August 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION (Registrant)

Date: August 10, 2006	BY:	/s/ Thomas G. Hayes
Controller Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Slide presentation presented to potential lenders at meeting held on August 9, 2006.